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RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call
EVENT DATE/TIME: JUNE 16, 2016 / 9:30PM GMT

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

CORPORATE PARTICIPANTS

Siobhan Anderson Revlon Incorporated - CAO & Treasurer

Fabian Garcia Revlon Incorporated - President & CEO

Scott Beattie Elizabeth Arden Incorporated - Chairman, CEO & President

Rod Little Elizabeth Arden Incorporated - EVP & CFO

Juan Figuereo Revlon Incorporated - EVP & CFO

CONFERENCE CALL PARTICIPANTS

Kevin Ziets Citigroup - Analyst

Grant Jordan Wells Fargo Securities - Analyst

Carla Casella JPMorgan - Analyst

Jason Gere KeyBanc Capital Markets - Analyst

Linda Bolton Weiser B. Riley & Co. - Analyst

Colin LaBran-Boyd Imperial Capital - Analyst

Karru Martinson Jefferies & Co. - Analyst

Hale Holden Barclays Capital - Analyst

Thomas Murphy Oppenheimer & Co. - Analyst

PRESENTATION

Operator

Welcome to the Revlon and Elizabeth Arden’s investor conference call. At the request of Revlon and Elizabeth Arden, today’s conference is being recorded. If you have any objections, you may disconnect at this time. I would like to turn the call over to Ms. Siobhan Anderson, Revlon Chief Accounting Officer and Treasurer. Or you may begin Ms. Anderson.

Siobhan Anderson - Revlon Incorporated - CAO & Treasurer

Thank you. Good afternoon and thank you for joining on such short notice. Welcome to the Revlon and Elizabeth Arden conference call regarding today’s announcement that Revlon is acquiring Elizabeth Arden. A copy of the press release can be found on Revlon’s website at www.revloninc.com and on Elizabeth Arden’s website at www.corporate.elizabetharden.com. We have also prepared a presentation which can be viewed if you are following us via the webcast. This can also be obtained on our website after the call.

As a reminder, certain statements made in this conference call and responses to various questions may constitute forward-looking statements based on our current expectations and involve certain risks and uncertainties. Actual results may differ materially from those projected in the forward-looking statements.

Information obtained in this conference call is subject to and qualified in its entirety by information contained in the Company’s public filings. We undertake no obligation to publicly update any forward-looking statements, except for the Company’s ongoing obligations under the US federal securities laws. In addition, forward-looking guidance has only been provided for the purposes of this transaction. We do not plan to provide guidance on a go-forward basis.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

On the call today are Fabian Garcia, President and Chief Executive Officer of Revlon; Juan Figuereo, Executive Vice President and Chief Financial Officer of Revlon; and Scott Beattie, Chairman, Chief Executive Officer and President of Elizabeth Arden. Also, Rod Little, Chief Executive Officer and Chief Financial Officer of Elizabeth Arden. Now, I will turn the call over to Mr. Garcia.

Fabian Garcia - Revlon Incorporated - President & CEO

Think you, Siobhan, and thank you all for joining our call. I also thank Scott Beattie and Rod Little from Elizabeth Arden, who joined Juan Figuereo and I for this call.

Today is an exciting day for Revlon and Elizabeth Arden. As you have read in the press release, we have entered into a definitive agreement to acquire Elizabeth Arden, one of the last independent iconic brands in the beauty industry, for $14 per share in cash, equivalent to an enterprise value of approximately $870 million for Elizabeth Arden. This represents a 50% premium to Elizabeth Arden’s closing price today.

The combined company will provide us with an excellent platform for future growth. We will now be in the top 20 beauty companies in the world, becoming a more competitive player in the industry. We’re expecting to generate $3 billion in net sales and assuming full realization of approximately $140 million in multi-year synergies and cost reductions resulting from this transaction, the combined company will generate $560 million in adjusted EBITDA.

We have secured $2.6 billion of financing to fund the acquisition and refinance debt. Juan Figuereo will come back later to describe the financial details. And we expect this transaction to close by the end of this year, subject to the usual regulatory approval and the customary closing conditions.

Let me now share with you the rationale behind this transaction. We will be more competitive because we will have greater scale, as we will expand our footprint into all key beauty categories and we will diversify our presence across key channels and geographies. Specifically, we will have a greater presence in the fast-growing prestige fragrance and skin care business lines. Elizabeth Arden prestige distribution and travel retail complements well Revlon’s strength in mass and salons.

In addition, this highly synergistic transaction leverages Revlon’s efficient manufacturing capabilities and enhances purchasing scale. Like Revlon, Elizabeth Arden is an internationally recognized business with a long tradition of entrepreneurial spirit and a commitment to innovation, quality and excellence. We are delighted to bring the Elizabeth Arden business and organization into the Revlon family at a time when the Revlon business is also strong with a more sophisticated organization. Last but not least, the transaction is timed to take advantage of favorable industry dynamics as well as a period of positive inflection for Elizabeth Arden.

This deal positions us well to continue to seek growth in the very large and growing global beauty industry. As you know, this is an attractive industry which has grown consistently over the past five years. Industry growth has been driven by fragrances, color cosmetics, hair care and skin care, the latter being the largest category with compounded annual growth rate of more than 5% in the same period.

This truly complementary and additive combination will create a world-class global company with significant scale with an expanded presence across all of these high-growth beauty categories. Within these high-growth categories, the two companies bring together a highly complementary portfolio of iconic brands. Revlon’s recognized brand includes Revlon, of course, Almay, Mitchum, Creme of Nature, SinfulColors, and Cutex. These brands complement our professional portfolio, which includes Revlon Professional, American Crew and CND.

Elizabeth Arden’s biggest category license fragrances includes well-known brands such as Juicy Couture, Britney Spears, White Diamonds, John Varvatos, Ed Hardy, Wildfox and Curve, and of course, Elizabeth Arden’s iconic skin care brands include Ceramide, Eight Hour Cream, Visible Difference, to name just a few. As we all know, Elizabeth Arden is a highly recognized and respected premium brand with high usage levels around the world. The combined company will be strongly positioned to distribute our brand in all key beauty channels where the consumers shop; namely mass; prestige distribution; specialty retailers, e-commerce; beauty, hair and nail salons; spas, and travel retail.

Elizabeth Arden’s prestige brands will be continue to be distributed via their current channels and we will also plan to continue to build on Elizabeth Arden’s license fragrance brands within their current distribution networks.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Revlon and Elizabeth Arden’s global footprint are also highly complementary. Revlon operates in approximately 130 countries, with 55% of sales to date coming from the United States. Our next biggest markets are Australia and New Zealand, Spain, Canada and South Africa.

Elizabeth Arden operates in approximately 120 countries around the world, with particular strengths in the US, the UK, China, and Australia. It also has a strong presence in the Korean market. The combined company will be very strong in the US, 57% of the business, with significant presence all over the world, offering specific growth opportunities in Asia Pacific and in China. With that, I’d like to turn the call over to Scott Beattie, Chairman, President and CEO of Elizabeth Arden.

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Thanks very much, Fabian, and it’s a — thank you everyone for welcoming us here at Revlon. It’s an exciting day for us at Elizabeth Arden. Although it’s the end of a chapter for us as an independent company, it opens a new door and a new opportunity for us as we move forward.

As Fabian has described in detail, this combination between Revlon and Elizabeth Arden creates an exciting opportunity for our brands, for our people, and provides certainty to our shareholders in providing a 50% premium stock price at $14 a share. We are confident we have found the perfect home for the Elizabeth Arden brand.

Revlon protects its brand, as we do. This combination demonstrates the value that Revlon sees in our brand and our impressive portfolio of fragrance brands, including our global footprint and the future growth and positive opportunity that our team has brought in terms of our transformation. We also see the same cultural fit and global focus on growth that will benefit the combination of both of our companies. Our employees will benefit from being part of a much stronger, larger and more diverse organization, with great opportunities throughout the globe.

There’s no doubt that a Company with more channels, more categories of products in more geographies will bring a greater opportunity for all of our combined employees. In addition, the financial strength of the new combined company will allow us to attract new licenses and fragrances and make us a much better candidate for future acquisitions.

Having been involved in every element of the Elizabeth Arden development over the last 24 years, I truly feel confident that our brands, our people will thrive under Fabian’s leadership. And I’m committed to support him in the integration and the development of this to reach its potential. This combination positions us for a very bright future. On that note, I’ll hand it over to Rod Little, our Executive Vice President of Finance.

Rod Little - Elizabeth Arden Incorporated - EVP & CFO

Thank you, Scott, and good afternoon, everyone. Just a brief couple of comments here on the state of the Arden business and our momentum. Over the past two years, we’ve been executing a comprehensive transformation program to restructure the business and improve our performance.

We have implemented a streamlined brand-led organization structure, improved our capabilities, and increased investment in our priority brands, leading to a return to net sales growth and continued margin improvement In our most recent quarter, January through March 2016, Elizabeth Arden Inc. grew 4% in constant foreign exchange, with the Arden brand up 5% and our fragrances portfolio returning to growth up 3%.

Importantly, we have now delivered net sales growth for five consecutive quarters on the Arden brand as well as our international business. We are also encouraged by net distribution increases on the Arden brand across many markets, driven by our improved go-to-market capabilities, the success of our recent product innovation, and a new, more modern, brand campaign.

Beyond the progress on revenue, we are also seeing healthy and continued gross margin expansion, up 110 basis points year to date through our most recent quarter, behind better gross to net sales efficiencies, improved product and geographic mix, and cost of goods savings.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Finally, we will deliver over $50 million of annualized cost savings by the end of our current fiscal year, exceeding the top end of our projected savings range when we began the transformation two years ago. We are proud of the progress we have made and we are excited about the prospects of accelerating our momentum as we join and move into the Revlon family. With this, I’ll turn the call over to Juan.

Juan Figuereo - Revlon Incorporated - EVP & CFO

Thank you, Rod. Our strong financial condition is a great platform from which to compete — to complete the ongoing turnaround that Scott and his team have orchestrated at Elizabeth Arden. In recent quarters, Revlon has enjoyed solid topline growth while maintaining a highly competitive adjusted EBITDA margin.

By the end of this year, we anticipate Revlon net sales on a standalone basis will reach between $2 billion to $2.1 billion, representing a compound annual growth rate of more than 10% over the past four-year period. We also estimate 2016 year-end adjusted EBITDA, which will have increased at a compound annual growth rate of more than 8% over the same period, of between $400 million and $420 million on a standalone basis, or roughly 20% of net sales.

As Fabian mentioned, this is a highly synergistic transaction. These savings will come from various factors, including leveraging Revlon’s scale across major vendors and manufacturing partners, improving distribution and procurement, and consolidating warehouses and distribution in overlapping countries. We will eliminate overhead redundancies by consolidating back office support and integrating our management structures. We will also focus on sharing and implementing best practices in sales and marketing across the combined organization.

With the substantial synergies that we will realize through these efforts, the per-share price represents an attractive multiple of Elizabeth Arden’s adjusted EBITDA after synergies. The companies anticipate that they will achieve additional growth opportunities in both sales, sales channels and geographies.

In order to complete this transaction and refinance the debt, we have received total financing commitments of $2.6 billion from BofA Merrill Lynch and Citi. Assuming full realization of approximately $140 million of expected multi-year synergies and cost reductions, we anticipate the ratio of net debt to adjusted EBITDA for the combined company to be approximately 4.2 times by the end of 2016. The combined company will also be well-positioned to delever based on anticipated strong cash flow.

We expect the deal to close by the end of 2016, subject to regulatory approval and customary closing conditions. Now I’d like to turn the presentation back over to Fabian for his closing remarks.

Fabian Garcia - Revlon Incorporated - President & CEO

Thanks, Juan, Rod and Scott. To sum it up, this is a financially and strategically compelling transaction, being a more competitive player by scale, by diversification, and synergies. It significantly expands our footprint in fragrances and skin care. Combining our companies provides complementary brand and geographic expansion as well as channel diversification.

The transaction is highly synergistic. It leverages Revlon’s manufacturing capabilities and expands our purchasing and distribution scale, all of which better positions us to deliver greater value for all of our stakeholders. Now, we will be very happy to take any of your questions.

QUESTIONS AND ANSWERS

Operator

(Operator Instructions)

Kevin Ziets, Citibank.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Kevin Ziets - Citigroup - Analyst

Hello, guys. Can you hear me?

Fabian Garcia - Revlon Incorporated - President & CEO

Yes, we can hear you.

Kevin Ziets - Citigroup - Analyst

Okay, great. Thanks for taking my questions and congratulations on the transaction. I guess my first question is around specifically the financing of the transaction. I think I heard you say there was going to be refinancing.

I assume that’s of the Elizabeth Arden debt. Is there going to be refinancing of any of the Revlon debt?

Juan Figuereo - Revlon Incorporated - EVP & CFO

Hi, Kevin. This is Juan. Yes, we will refinance all of the Elizabeth Arden debt and really, most of the debt, except for our 5.75% senior notes will be refinanced. We have a new ABL, a new term loan and the overall terms are more favorable than the existing facilities.

Kevin Ziets - Citigroup - Analyst

Okay. And then in terms of the synergies, I think you called out about $140 million. What’s the timeframe to go after those, I guess, the staging of them because I think or heard you say multi-year? And then the cost to achieve those, how significant will that be, in — on a cash basis?

Juan Figuereo - Revlon Incorporated - EVP & CFO

Sure. We anticipate that it’s going to take three to five years to realize the synergies. The majority of the synergies will be — we expect to realize by the end of the third year after closing.

And in terms of cost, we have an initial estimate but we are planning to work with our new colleagues at Elizabeth Arden to refine the estimates over the coming months. So once we do that, we will feel more comfortable releasing an estimate of the cost to capture the synergy.

Kevin Ziets - Citigroup - Analyst

Okay. I guess to that — (multiple speakers)

Fabian Garcia - Revlon Incorporated - President & CEO

Sorry, this is Fabian speaking. I would also add to that the notion that the next two quarters are very important for Elizabeth Arden business. And we want to be very focused on delivering yet another couple of great quarters for them as we start to learn the business. So we need to be very thoughtful on how we go around, about the synergies in the short-term.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Kevin Ziets - Citigroup - Analyst

That makes sense. I guess if you could maybe bucket the synergies for us in terms of, I heard the prepared remarks and you named quite a few things but maybe which of the biggest — it strikes me as a bit of a long three to five year integration period. So why is it so complicated?

Fabian Garcia - Revlon Incorporated - President & CEO

Yes, well, it’s not complicated. That doesn’t mean that it’s easy. About 40% of the synergies will come from supply chain, 60% from overhead and G&A.

And most of those that don’t require changes in systems, investment in infrastructure will be, we expect to realize in the first couple of years. The majority of the synergies we expect to realize by the end of the third year and the reason why it’s three to five years and not two to three, because there’s also systems conversions which, typically, you want to be careful and thoughtful about how you do that and that takes a little longer.

Kevin Ziets - Citigroup - Analyst

Okay. Are — do you expect to hold all of the licensees that Elizabeth Arden has?

Fabian Garcia - Revlon Incorporated - President & CEO

Can you repeat that, please?

Kevin Ziets - Citigroup - Analyst

The fragrance licenses? Excuse me. (multiple speakers)

Fabian Garcia - Revlon Incorporated - President & CEO

Fragrance licenses? It is our intention to not only hold those licenses but also start finding more licenses. We were very happy to hear the great news about the Christina Aguilera license that were released recently.

And as Scott indicated in his remarks, the new scale of the Company and the greater capabilities that we have should attract new licensors.

Kevin Ziets - Citigroup - Analyst

Okay, but I guess, is it — my concern is, is there an opportunity for the licensors to seek a new licensee because of the change of control?

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Not specifically. No.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Kevin Ziets - Citigroup - Analyst

Okay, great. My last question was on the go-to-market. I know Elizabeth Arden has made a lot of changes in terms of narrowing their distributors that they use. And they’ve also had a lot of success in the Chinese market recently, which is a market that Revlon has pulled out on — so if — or pulled out of.

If you could talk about where there’s overlapping opportunities and the general opportunity — or the general view on working through distributors versus direct markets? Thank you.

Juan Figuereo - Revlon Incorporated - EVP & CFO

Thank you. Well, I think this is a market-by-market conversation that we need to take when we know more in detail about this specific situation in the countries. But generally speaking, we see great opportunity for growth where they are strong and we’re not; where we’re strong and they’re not.

And we also see great opportunities for us in Asia Pacific and specifically, in China, as you have mentioned. I think they have done a terrific job at building a — the brand in new channels in China and a — for us, it’s very interesting to learn about how they did it so that we can leverage that learning for our own growth in Revlon.

So [we have started to talk to] some of them; we could also talk about Korea. We could talk also about Germany. There is a host of great opportunities from a geographic point of view.

Kevin Ziets - Citigroup - Analyst

Okay, excellent. Thank you for taking all my questions and congratulations.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you very much, Kevin.

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Thank you.

Fabian Garcia - Revlon Incorporated - President & CEO

Drive safely.

Operator

Grant Jordan, Wells Fargo.

Grant Jordan - Wells Fargo Securities - Analyst

Hey, good afternoon. Thanks for taking my questions and congratulations on the deal. I guess my first question on the synergy number, are there any revenue synergies included in that $140 million?

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Juan Figuereo - Revlon Incorporated - EVP & CFO

No, there are no revenue synergies included in the $140 million.

Grant Jordan - Wells Fargo Securities - Analyst

Okay, great. And then I know following the Elizabeth Arden story, they talked a lot about the need for additional scale, particularly in the international business. Is this — are some of the cost saves achieved by giving them more scale in international?

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

I think there’s a tremendous opportunity for us to drive improvement both in gross margin and EBITDA margin, particularly, in our international platform. One of the areas that we’ve struggled with is the lack of scale in our business has been in the dilutive effect that has on gross margin and operating margin because of the inefficiencies in distribution and supply chain.

And by combining the two businesses and ultimately getting to a back office capability that can support shared services systems, distribution, supply chain in a very efficient way, that will have a very, very accretive effect on gross margin and EBITDA margins for the combined company.

Grant Jordan - Wells Fargo Securities - Analyst

Okay, great. And then I guess just thinking through the distribution synergies in the US, you have a decent amount of overlap in the mass channels between the two companies. How does that match up internationally?

Fabian Garcia - Revlon Incorporated - President & CEO

I think in some countries more than others, I think the US opportunity is terrific, as you are mentioning it. We have leadership positions in fragrance now to accompany our already, very strong positions in color cosmetics. We have strong positions in hair coloring; of course, notwithstanding the strong position we have in the many other lines that we sell. So we’re very excited about the possibilities in the US market.

In other markets like in the UK, Australia, Canada, South Africa, the opportunities are immense because we will find three buckets of countries, Scott and I have started to talk about this in more detail. One of them is the buckets where we’re both strong: the UK, South Africa, Australia being in that bucket.

The bucket where Elizabeth Arden is strong and we are not as strong, Germany being one of them, Korea being the other one. China being the other one. And then there is another bucket where we are strong and they’re not as strong. Japan is one of the them.

So we see tremendous opportunities combining our forces so that we can then leverage the full potential of the acquisition. Scott, do you want to add something?

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Yes, one of the interesting statistic that we discovered during due diligence is that approximately 36% of our combined revenues are with the same customer. And so you can imagine those synergies as we do replenishment and fulfillment to those customers and we get much better scale and right from order processing through logistical fulfillment, replenishment, et cetera.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

And that’s where a lot of the improvement in both gross margin and EBITDA margin, I described before, comes from by just having more scale and leveraging more volume through a more efficient, rationalized infrastructure.

Grant Jordan - Wells Fargo Securities - Analyst

And just to clarify there, you’re talking about actual cost saves, not necessarily price increases to your customer –

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

No, that’s just pure cost savings.

Fabian Garcia - Revlon Incorporated - President & CEO

It is pure efficiencies without even starting to count the growth revenue opportunities that are not included in the $140 million but are real.

Grant Jordan - Wells Fargo Securities - Analyst

Sure. Okay.

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Because as we drive efficiencies and gross margin, and back off as infrastructure, obviously, that money will be reinvested strategically back in our brand portfolio to drive additional growth so it becomes a self-fulfilling growth –

Grant Jordan - Wells Fargo Securities - Analyst

Okay. All right. And then my last question. I’m sure we’ll get this from some investors. What is the thought in terms of leaving the Revlon bonds out with the 2021 maturity, which I assume will be inside of the new bank loan maturity?

Juan Figuereo - Revlon Incorporated - EVP & CFO

So we are leaving the senior notes of 5.75% bonds if that’s what’s you are referring to?

Grant Jordan - Wells Fargo Securities - Analyst

Yes.

Juan Figuereo - Revlon Incorporated - EVP & CFO

We’re leaving those outstanding.

Grant Jordan - Wells Fargo Securities - Analyst

Right, is there a thought to take those out and extend your whole maturity stack or you just like the constant capital –

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Juan Figuereo - Revlon Incorporated - EVP & CFO

No, we feel very comfortable with the maturity profile that will be left after the restructuring. It’s actually a very comfortable maturity profile.

Grant Jordan - Wells Fargo Securities - Analyst

Okay. All right. Great. Thank you very much and congrats again.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you, Grant.

Operator

Carla Casella, JPMorgan.

Carla Casella - JPMorgan - Analyst

Hi. Thanks for taking the question. You’ve mentioned that 35% of your revenues are — is that of a consolidated pro forma business that are in common channels — or I’m sorry, common customers?

Fabian Garcia - Revlon Incorporated - President & CEO

36% in common customers are the pro forma businesses, yes.

Carla Casella - JPMorgan - Analyst

Wow, that’s great. And then on the sourcing side, do you have any common suppliers to date and/or can you bring some of Arden’s production fully in-house to Revlon?

Fabian Garcia - Revlon Incorporated - President & CEO

As Juan mentioned, we are going to leverage our scale across major vendors and manufacturing partners. And we have identified some of them already.

We will force our opportunities in distribution and there is a lot of opportunity in manufacturing as we go through the process of integration. So the answer is to the your questions is yes.

Carla Casella - JPMorgan - Analyst

Okay, but at this point, do you have any common suppliers?

Fabian Garcia - Revlon Incorporated - President & CEO

We have. So obviously, we won’t get into the details here but we have.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Carla Casella - JPMorgan - Analyst

Okay. And then as you combine the two businesses, are there any thoughts of non-core assets that you could sell to help finance or focused on the kind of core business?

Fabian Garcia - Revlon Incorporated - President & CEO

We are not contemplating that at this point. I think we feel very comfortable, as Juan has indicated, with the financing and are ready to delever.

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

I would also add to it. One of the challenges we’ve had at Elizabeth Arden is we’ve gone through our transformation is that we have a, quite a broad portfolio of fragrance brands that we’ve — in certain of those brands, we’ve under-invested in, just because we had to be very strategic about which brand to support in which strategic market.

And I do think as we drive additional profitability through this new business model, there will be opportunities to drive growth on some of these brands that in the past have been under-invested in, frankly.

Carla Casella - JPMorgan - Analyst

Okay, great. That makes sense. And then one last one. On the financing, what are your thoughts in terms of how much secured or bank debt you can place versus additional bonds or is all the commitment for bank financing?

Juan Figuereo - Revlon Incorporated - EVP & CFO

We have in the new capital structure, we have assumed some bonds. We have also upsized our ABL revolver from $175 million to $400 million so we will go into this with plenty of gross liquidity.

Carla Casella - JPMorgan - Analyst

Okay, great. Thank you.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you very much, Carla.

Operator

Jason Gere, KeyBanc Capital Markets.

Jason Gere - KeyBanc Capital Markets - Analyst

Okay, thanks and congratulations. I guess I just have one question and it’s really thinking about the M&A landscape in beauty. You could say, if you go back over the last 15 years, it’s been kind of mixed where you’ve seen mass company, mass HPC buying mass brands. It’s kind of worked or prestige buying prestige.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

But in the case of where mass buying prestige, it’s been hit or miss. There are some, obviously, great success stories out there, such as L’Oreal, so I was just - I guess I was wondering as you thought about putting this combination together, what you think are the biggest roadblocks to success that would be out there to growing into a much bigger, scalable company. Thanks.

Fabian Garcia - Revlon Incorporated - President & CEO

Let’s start with the current challenge in front of us. I think the most important way to think about it is that we will continue to have dedicated focus on the challenges in which we operate. So I — obviously, there is a history here of mass buying prestige but the way we think about this is it’s extremely complementary.

And because we plan to unequivocally preserve the capability that we’re buying in prestige and drive with greater investment off of the synergies that we will be able to realize on the brands that we are buying, we believe the growth prospects are clear. Also, recall that the Revlon brand in mass and professional is doing really well, so it allows us to strategically allocate our investment resources to continue to drive the businesses that we have today and the businesses that we’re buying. So we feel very good about the prospect and we hope that in the future when you’re doing your case studies, this will be in the success column.

Jason Gere - KeyBanc Capital Markets - Analyst

Okay, great. That was it. That was the only question. Thank you.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you, Jason.

Operator

Linda Bolton Weiser, B. Riley.

Linda Bolton Weiser - B. Riley & Co. - Analyst

Hi, thanks. So I guess we know from the steps that Elizabeth Arden has gone through in the last couple of years, there were some filing documents in 2014, we know that there were two parties who had really expressed very strong interest in acquiring the company back then in April 2014.

Can you disclose whether Revlon was one of those two parties?

Fabian Garcia - Revlon Incorporated - President & CEO

We don’t want to disclose anything about the process. If you want to make a comment —

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

It was addressed to us in our SEC filings. I’ll have the answer Fabian has that we filed and that’s all we’re going to say about it.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Linda Bolton Weiser - B. Riley & Co. - Analyst

Okay. And then, I guess Elizabeth Arden has been talking about keeping a certain fixed cost saves around $200 million going forward. So the fixed cost SG&A is $200 million, so can you bridge the gap between the $140 million of synergies and the $200 million? It seems that the synergies would be higher, closer to the full $200 million.

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

I don’t think you’re looking it quite right in terms of the - I think Juan went through in quite a lot detail in terms of the buckets of synergies and the majority of those synergies are coming from supply chain and logistics and manufacturing. And those are combination of both companies.

What you’re talking about in terms of Elizabeth Arden’s $200 million of indirect overhead, there will certainly be some synergies that come out of that, as I think Juan went through in detail. But the vast majority of the synergies that he had identified were in that other area.

Rod Little - Elizabeth Arden Incorporated - EVP & CFO

Linda, it’s Rod Little here, if I may build on that. This $200 million base, and I think the number here we’re talking about is $80 million of that $200 million coming out. If you listen to Fabian’s view of how they want to run the business in a complimentary way, you’re going to hang on to and retain the prestige sales forces, a lot of the infrastructure that we have out in the markets, I believe, would be maintained as we thought about it.

And then we have prestige and brand marketing teams that would be retained. I think if you take a percentage of the overhead structure, not selling and marketing, I think it would probably be a higher percentage.

Fabian Garcia - Revlon Incorporated - President & CEO

And I would just affirm one thing. We’re very comfortable with $140 million. And our capability to operate successfully based on both what Rod and Scott have pointed out,

Linda Bolton Weiser - B. Riley & Co. - Analyst

Thank you. That’s very helpful. And then one final thing. I’m not that familiar with Revlon.

Can you just, do you have — what — how much fragrance sales you have currently? Is it very much? Is it material? What percentage of your sales in fragrance currently?

Fabian Garcia - Revlon Incorporated - President & CEO

So we have a - $130 million is our current fragrance sales, that we have, as you know, and you may want to start following us a bit more closely. In 2015, we acquired a company called Creative Beauty, that has a capability to attract fragrance licenses because we have had a long-standing interest in the category that you can see why we made this acquisition from a strategic point of view as far as that category is concerned.

You will also remember, perhaps, from our own [heritage], how strong this Company has had fragrances in the past, to mention the most iconic, the brand, Charlie. So fragrances is of great interest to this Company. We have a business today that is combined with the Elizabeth Arden portfolio that we feel very strongly about. So it is a very good business for us; in the combined company, 21% of sales will be fragrance.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Linda Bolton Weiser - B. Riley & Co. - Analyst

Great. Thank you. Congratulations.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you very much, Linda. Follow us a little closer.

Operator

Mary Gilbert, Imperial Capital.

Colin LaBran-Boyd - Imperial Capital - Analyst

Hello, this is Colin in for Mary today. I was wondering, can Arden still solicit other offers? Is there a break-up fee?

And I also wanted to confirm that under the Arden bond indenture, that this constitutes a change of control. Thank you.

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Well, let’s start with the last question. The bond indenture does kind of play a change in control. In terms of all the others questions you had, we’ll, at the appropriate time, file our documents and all that will be in the document but there is a break-up fee and under certain conditions and we can consider other offers as well.

Colin LaBran-Boyd - Imperial Capital - Analyst

Great. Thank you.

Fabian Garcia - Revlon Incorporated - President & CEO

We also believe, from our end, obviously, I would only say that we believe this is a perfect merger because we have complementary capabilities and portfolios. So it is good, not just for shareholders but also for the growth of the business going forward.

Rod Little - Elizabeth Arden Incorporated - EVP & CFO

Just to point out, as Scott indicated, that the merger agreement will be filed with the SEC.

Operator

Karru Martinson, Jefferies.

Karru Martinson - Jefferies & Co. - Analyst

Good afternoon. So on the change of control, those Arden bonds are going to come out at [101%]; correct?

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

Yes.

Karru Martinson - Jefferies & Co. - Analyst

All right. And sorry to keep the synergy — the horse here. Just so we’re clear you guys talked about $50 million of synergies that Arden was driving on its own. Now is that baked into the $140 million and what is Arden’s EBITDA today?

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

So we don’t provide guidance. We do have some, obviously, analyst coverage with their own views and our fiscal year ends June 30 so you can look and can do that work. Sorry, the second part of your question was?

Karru Martinson - Jefferies & Co. - Analyst

Was the $50 million of Arden’s synergies that you hope to realize baked into that $140 million (multiple speakers) or is it beyond?

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

That’s in our base model and those are moving forward in our base model. It’s not what those numbers that Juan presented at over and above what’s in our base.

Juan Figuereo - Revlon Incorporated - EVP & CFO

Its complete. So all of the synergies that we estimated are synergies that come from the combination, not the cost savings programs that Arden was working on.

Karru Martinson - Jefferies & Co. - Analyst

Okay. And just —

Scott Beattie - Elizabeth Arden Incorporated - Chairman, CEO & President

And that was one of the reasons I thought it’s important that Rod’s presentation was basically was going through the momentum and improvement in the operating structure and profitability of our business, obviously, on a combined basis, that will, that momentum will help drive improvement in the combined businesses as we move forward.

Karru Martinson - Jefferies & Co. - Analyst

Okay. And then when we look at kind of day one, what’s the debt stack here with the $500 notes — $500 million of Revlon notes staying in place, and is there any kind of any ratings impact when you look at the rating agencies?

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Juan Figuereo - Revlon Incorporated - EVP & CFO

Well, I think, as you would expect with a transaction of this size, the rating agencies are going to have a point of view. So they will put the credit under review and they will make their decisions over the coming weeks after they’ve had a chance to meet with us and get into the numbers in more details.

And in terms of the total leverage, we already said that on a pro forma basis, we’re looking at 4.2 turns of leverage, assuming full realization of the synergies, so the $140 million. The Company is - will be very cash generative once combined and so the ability to delever is actually very strong and we expect to delever fairly quickly after the transaction.

Karru Martinson - Jefferies & Co. - Analyst

Thank you very much. Appreciate it.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you very much, Karru.

Operator

Hale Holden, Barclays.

Hale Holden - Barclays Capital - Analyst

Hi, it’s Hale Holden with Barclays. Thanks for taking the call. On the regulatory requirements that you need to close, are there any - what are the top one or two major ones that we should be watching with thinking maybe you could do this faster than six months?

Fabian Garcia - Revlon Incorporated - President & CEO

We don’t anticipate any major regulatory issues. The industry is quite fragmented and quite large, so we don’t see that coming up.

We are obviously filing for approval in the right jurisdictions but these are few — the regulatory process could go faster. But we want to assure that give ourselves the time to do what is right.

Hale Holden - Barclays Capital - Analyst

Okay. And then you said a couple of times that you’re going to be healthy cash generative after the transaction closes. I was wondering, is that year one after it because it - you’ve got the cost to realize the synergies and then you had talked a little bit about the ability to invest a little bit further in the Arden brands.

Juan Figuereo - Revlon Incorporated - EVP & CFO

Yes, so the pro forma leverage that they talked — that I mentioned as a pro forma, assuming full realization of the synergies, is going to take us some time to get to full realization of the synergies. And there will be costs upfront for capturing those synergies which we have estimated but are not ready to share at this point.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

So the leverage will go up and then will come down fairly fast. And the 4.2 is the level that it should get to fairly quickly as we ramp up on the synergies and leave the synergy capture costs, which are heavier in the earlier years, behind.

Hale Holden - Barclays Capital - Analyst

Okay. And then I was wondering how you think about the scale of the current Company so you mentioned you’re one of the top 20 beauty companies globally and Revlon’s obviously been through a fairly public process about what type of scale it would need or where it’s future would be.

So do you guys feel like you’re at scale now or is there the potential for bolt-on acquisitions to continue to build scale going forward?

Fabian Garcia - Revlon Incorporated - President & CEO

I think we want to focus on this one first.

Hale Holden - Barclays Capital - Analyst

Okay, sounds good. And I — congratulations. And thanks for taking the question.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you very much. Appreciate it.

Operator

Grant Jordan, Wells Fargo.

Fabian Garcia - Revlon Incorporated - President & CEO

You’re back, Grant.

Grant Jordan - Wells Fargo Securities - Analyst

Hey, sorry. I just had one clarification. You said that the new debt could potentially include bonds. Will all of the new debt be secured or will there also be a portion of unsecured debt?

Juan Figuereo - Revlon Incorporated - EVP & CFO

There will be a portion of unsecured debt. Most of the debt will be banked at term loan. And there’s an ABL which is secured. We have expect to have unsecured notes in the capital structure as well.

Grant Jordan - Wells Fargo Securities - Analyst

Can you give us the pro forma secured leverage number compared to the 4.2 times total?

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Juan Figuereo - Revlon Incorporated - EVP & CFO

We will do that as we are finishing because we have commitments at this point. We still have some work to do ahead of us so once we do that, we can have that conversation again.

Grant Jordan - Wells Fargo Securities - Analyst

Okay. Thank you.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you, Grant.

Operator

Kevin Ziets, Citibank.

Kevin Ziets - Citigroup - Analyst

Hi. Another follow-up from me. I just want to be clear on the 4.2 times leverage; is that simply just taking the trailing EBITDA as of March, for both companies, adding the $140 million of pro forma synergies and then the - a pro forma addition of the additional debt?

And doing the math from there or is there something else in the 4.2 times that I missing? I guess what I’m trying to get at is if there’s additional growth in the two base businesses between now and closing, could you actually see this as somewhat less levered?

Juan Figuereo - Revlon Incorporated - EVP & CFO

Okay, so that’s the question. We would expect if you look at pro forma leverage now and pro forma leverage at closing, that there should be a slight improvement in the leverage and more improvement later. But the 4.2 times that I quoted was using the guidance that we provided, the mid-range of the guidance and the full synergies of $140 million.

Kevin Ziets - Citigroup - Analyst

Okay, I guess what EBITDA of Elizabeth Arden is in that 4.2 times calculation?

Juan Figuereo - Revlon Incorporated - EVP & CFO

The EBITDA we mentioned in the release, total, combined EBITDA, pro forma combined.

Kevin Ziets - Citigroup - Analyst

Okay. I’m sorry. I’m on the road, so I’ll look it up when I’m able to. But thank you for indulging the question.

Juan Figuereo - Revlon Incorporated - EVP & CFO

You’re welcome.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

Operator

Thomas Murphy, Oppenheimer & Co.

Thomas Murphy - Oppenheimer & Co. - Analyst

Hi, gentlemen. Just a quick question. It’s just a clarification of a point made earlier and I think I know the answer but I’m going to check anyway. In relation to the Arden’s 7 3/8% at 2021, you mentioned that you plan on using the 101% change in control put as opposed to calling the bond at the call operation of 103% spots [688]. I just want to get clarification. Thank you.

Fabian Garcia - Revlon Incorporated - President & CEO

So repeat the question, please?

Thomas Murphy - Oppenheimer & Co. - Analyst

In terms of the Arden’s 7 3/8% at 2021, somebody asked earlier if you plan on refinancing those via the 101% change in control put and you answered that affirmative. The bonds are callable at 103% spots [688] through the end of year and I just wanted to clarify that you plan on the 101% change of control put to as opposed to calling the bond at 103% spots. Thank you. (technical difficulty)

Juan Figuereo - Revlon Incorporated - EVP & CFO

Yes, now I understand the question. What we have assumed is that we use the change of control put for the refinancing of the bonds.

Thomas Murphy - Oppenheimer & Co. - Analyst

That’s what I thought. I just wanted to clarify. Thank you.

Juan Figuereo - Revlon Incorporated - EVP & CFO

Thank you.

Operator

And that does conclude the question-and-answer session. I’ll now turn the conference back over to you for any additional or closing remarks.

Fabian Garcia - Revlon Incorporated - President & CEO

Thank you very much. I just want to thank everybody on the call and everybody on this side of the table and all the Revlon people and the Elizabeth Arden people who have worked so hard to make this happen. We look forward to continuing to talk to you and we’re very excited about this opportunity for our companies. Thank you very much.

Operator

Well, thank you. And that does conclude today’s conference call. We do thank you for your participation today.

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JUNE 16, 2016 / 9:30PM, RDEN - Revlon Inc to Acquire Elizabeth Arden Inc - Joint Conference Call

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